Investor Meetings March 2008 Foundation of the Digital World Exhibit 99.1

Forward Looking Statements
The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward looking statements include statements and projections related to growth in the Software as a Service (SaaS) and e-
commerce market, the digital communication and distribution market, and the data storage market, online advertising, the market effects of regulatory requirements and litigation, the disaster recovery market, estimates of sufficiency of power and cooling in existing datacenters, the replacement cost of our assets, redevelopment costs in our buildings, and time periods to stabilization of our development space, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, 2008 FFO guidance and the assumptions related thereto, estimates of the value of our redevelopment portfolio and annualized GAAP rent. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; increased interest rates, including as a result of increased credit spreads, increased operating costs; our inability to manage domestic and international growth, acquisitions, development and redevelopment effectively; difficulty acquiring or operating properties in foreign jurisdictions, changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation, increased interest rates and operating costs; inability to acquire new properties (including those we are in the process of acquiring); our failure to obtain necessary outside debt or equity financing at all, or on favorable terms; increased construction costs; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions at acceptable return levels; our failure to successfully operate acquired properties and operations; failure of acquired properties to perform as expected; our failure to successfully develop or redevelop properties acquired for that purpose or unexpected costs related to development or redevelopment; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; environmental or contamination issues at our buildings; financial market fluctuations; changes in foreign currency exchange rates; risks of operating in foreign countries;
and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2007. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust Overview
Diverse base of approximately 415 tenants
consisting of leading global companies across
various industries resulting in over $395
million in operating revenues
(1)
Own 71 properties comprising 12.6 million rsf,
which includes 2.0 million rsf of space held for
redevelopment
(2)
Portfolio occupancy of 94.7% and “same
store” occupancy of 93.9%
(3)
Assets strategically located in 26 top markets
throughout North America and Europe
Recognized as the top performing REIT in
2007 based on the three year average
shareholder return
(4)
DLR is the leading institutional owner focused on mission-critical datacenters throughout North America and Europe.
11830 Webb Chapel Road
Dallas, TX
(1) As of December 31, 2007.
(2) Including property acquisitions as of February 26, 2008, excluding one property held through an investment in an unconsolidated joint venture.
(3) Occupancy is as of December 31, 2007, net of redevelopment space. Same store occupancy includes properties acquired before December 31, 2005, excluding properties sold in 2006 and 2007.
(4) Wall Street Journal, February 25, 2008.

DLR Properties Feature Advanced Technical Systems
Between $500 and $1,000 psf typically invested in DLR buildings, creating a barrier to exit for tenants and discouraging speculative new supply.
Power backup/redundancy
Power management/conversion
Precision air cooling/handling
Systems and security controls

DLR Organizational Depth and Breadth
159 employees
(1)
Core capabilities:
– Acquisitions
– Sales & Technical Services
Sales
Engineering
Design & Construction
– Operations
Portfolio Management
Technical Operations
– Finance
Accounting
Capital Markets
Taxation
Investor Relations
– Legal
– Human Resources
Corporate headquarters
– San Francisco
Regional offices
– North America
Los Angeles
Phoenix
Dallas
Chicago
Northern Virginia
New York
Boston
– Europe
London
Dublin
Paris
(1)  As of February 26, 2008

DLR’s Competitive Advantage: Dedicated Technical Professionals
Staff of over 75 DLR technical professionals:
– IT sales team
Corporate sales
– Focus on end-user, IT professionals (CIO or CTO)
Channel sales
– Focus on system integrators
– Datacenter sales engineers
Provide value engineering and custom design expertise
– Design and construction experts
Disciplined approach to project management
Volume purchase agreements for equipment and services
Best-in-class engineering and contracting
– Datacenter facilities management team
Best-in-class operating policies and procedures
Fully-integrated Building Automation Systems
Global preventative maintenance agreements
Operating scale and process-based approach result in significant cost savings and added value for tenants.
DLR possesses the necessary scale to support these specialized professionals.

DLR has a Unique Portfolio of Datacenter Properties
Internet Gateways
– Highly strategic assets that are
extremely difficult to replicate due to their
existing IP network infrastructure
– Serve as the hub for Internet and data
communications within and between
major metropolitan areas
– Frequently serve as a super-regional
connection point with multiple anchor
tenants
Corporate Datacenters
– Storage/server intensive buildings
– Provide a secure 24x7 environment for
the storage and processing of mission-
critical electronic information
– Used to house primary IT operations:
transaction processing, data storage,
disaster recovery, CRM and email
(1) Calculation based on average annualized rents using in-place leases as of December 31, 2007.
(2) As of February 26, 2008, includes occupied and vacant square feet.  In most cases DLR either owns the improvements or has the option to require the tenant to restore the space to its original shell condition at the end of the lease term.
DLR has approximately 8.1 million sf of improved datacenter space
(2)
Portfolio Distribution
(1)
Non-Technical
9%
Internet Gateway
Datacenters
50%
Corporate
Datacenters
41%

Top 15 Properties
Property Name Market Capacity (MW)
1 Devon Shafron Drive (3 Buildings) Northern Virginia 225
2 350 East Cermak Road Chicago 100
3 1500 Space Park (3 Buildings) Santa Clara 59
4 3 Corporate Place New York 44
5 114 Rue Ambroise Croizat Paris, France 40
6 2045 & 2055 LaFayette Street Silicon Valley 40
7 44470 Chilum Place Northern Virginia 36
8 150 South First Street Silicon Valley 36
9 101 Aquila Way Atlanta 30
10 14901 FAA Boulevard Dallas 25
11 2401 Walsh Street Silicon Valley 25
12 2403 Walsh Street Silicon Valley 25
13 4700 Old Ironsides Drive Silicon Valley 25
14 8534 Concord Center Drive Denver 23
15 300 Boulevard East New York 21
Total Potential Power Capacity - Top 15 Properties 754
DLR Owns Over 1,100 MW of Utility Power Capacity
(1)
(1) Utility Power Capacity is defined as the power that could potentially be provided by the utility company depending upon factors such as peak demand load at the property.
(2) As of December 31, 2007.
(2)

Diversification: Presence in Key U.S. & European Markets
Note:  Table above includes properties owned as of February 26, 2008, excluding one property held through an investment in an unconsolidated joint venture.
DLR’s 71 properties are geographically diversified in 26 top markets.
Region
West Midwest East Europe Total
# of Properties 21 16 22 12 71
Total RSF
3,676,000 3,852,000 3,854,000 1,168,000 12,550,000
Total Improved Datacenter RSF
2,591,000 2,400,000 2,261,000 841,000 8,093,000

9 DLR Properties Support a Variety of Industry Verticals DLR provides real estate solutions for its diverse tenant base. Technology Internet Enterprise Communications Corporate Enterprise Financial

DLR Tenant Distribution
Communications
Services
29%
IT Services
37%
IT Enterprise
5%
Professional &
Financial Services
12%
Other Technology
6%
Non-Technology
11%
(1) Calculation based on average annualized rents using in place leases as of December 31, 2007, excluding one property held through an investment in an unconsolidated joint venture.
(2) DLR’s Internet Enterprise tenants consist of Microsoft, Yahoo, Google, eBay and Amazon totaling 891,000 square feet.
No single tenant accounts for more than 11.8% of annualized rent
(1)
.
(2)
Tenant
Percentage of
Annualized Rent
Savvis 11.8%
Qwest 8.2%
Equinix 4.1%
tel
x
3.5%
AT & T 3.0%
NTT Verio 2.5%
Comverse Technology, Inc. 2.4%
JPMorgan Chase & Co. 2.4%
Microsoft 2.2%
Level(3) 2.0%
Total 42.1%

Strong Trends Drive Sustained Demand for DLR Space
Primary Growth Drivers
By 2008, 50% of existing corporate datacenters
will have insufficient power and cooling capacity to
meet the demands of high-density equipment
(1)
Increased business continuity and records
retention efforts due to federal regulatory,
legislative and litigation requirements
U.S. online sales annual growth rate of 12.0%
projected from 2007 to 2012
(2)
Global interactive advertising revenues expected
to increase from $45 billion in 2007 to $147 billion
in 2012, representing a 23.4% CAGR .
(3)
HIPAA patient records security and retention
regulations
Other Drivers – Estimated Five Year CAGRs
(1) Gartner 25 Annual Datacenter Conference 2006.
(2) eMarketer.com, February 2008.
(3) The Kelsey Group, February 2008.
(4) IDC (May 2007) estimated growth in Software as a Service (SaaS) from 2006-2011.
(5) IDC (April 2007) estimated growth of video infrastructure and VoIP markets from 2006-2011.
(6) Based on the results of a DLR-commissioned phone and web-based survey conducted by Campos Research and Analysis in the first quarter of 2007 of 150 senior IT decision-makers at North American companies with over $1 billion in revenue or 5,000 employees.
(7) Based on the result of a DLR-commissioned phone and web-based survey conducted by Campos Research and Analysis in the third quarter of 2007 of 125 senior IT decision-makers at European companies with over €1 billion/£667 million (€100 million/£67 million for Irish or Dutch companies) or 5,000 employees.
34%
30%
24%
(4) (5) (5)
85% of US Enterprises plan to expand their
datacenters with 77% of those expanding in
two or more locations
(6)
82% of European Enterprises plan to
expand their datacenters with 79% of those
expanding in two or more locations
(7)
0%
10%
20%
30%
40%
SaaS Video on Demand VoIP

DLR Growth Drivers
Leasing of Turn-Key
Datacenter™
and
Powered Base Building™
Space
–
Redevelopment
Inventory
Acquisitions
–
Value-Add Income
Producing Properties
–
Vacant Properties for
Redevelopment
DLR growth is derived from two sources.

Leasing Drives Internal Growth
For the year ended December 31, 2007, DLR commenced 88 leases totaling
761,000 sf, contributing approximately $40.5 million in annualized GAAP rent.
(1)
(1) GAAP rental revenues include total rent for both renewals and expansions.
(2) Excludes leases for parking garages and rooftops.
Leases Commenced for the year ended of December 31, 2007:
435,000 sf of Turn-Key Datacenter™
419,000 sf of Powered Base Building™
144,000 sf of Non-Technical space
For the year ended
December 31, 2007, DLR had
signed 127 leases totaling
998,000 sf of space
(annualized GAAP rent of
$75.6 million)
Total sf Annualized GAAP Annualized
Type of Space # of Leases Leased Rent per sf GAAP Rent
Turn-Key Datacenter™
42 134,000 $143.60 $19.2 million
Powered Base Building™
15 550,000 $36.00 $19.8 million
Non-Technical
(2)
31 77,000 $19.90 $1.5 million
Total 88 761,000 $53.00 $40.5 million
The average new lease term is 118 months.

$64,388
$66,338
$68,516
$75,235
$75,703
58,000
60,000
62,000
64,000
66,000
68,000
70,000
72,000
74,000
76,000
78,000
4Q2006 1Q2007 2Q2007 3Q2007 4Q2007
Same Store Growth
(1) Same store properties were acquired before December 31, 2005, excluding properties sold in 2006 and 2007.
(2) Quarterly operating revenues includes rental and tenant reimbursement revenue.
(3) Same store cash NOI is same store NOI adjusted for straight line rents and FAS 141 adjustments.
Strong Increase in Same Store Quarterly Operating Revenues
(1)(2)
Same store cash NOI
(3)
increased to $43.4 million in the 4Q07, up 13.9% from $38.1 million in 4Q06.

Case Studies:  DLR’s Value-Add Leasing
(1) Calculation based on later of acquisition or IPO date of November 2004 and actual net operating income (NOI) for the year ended December 31, 2007. See page 27 for a description of NOI.
350 East Cermak Road
1100 Space Park Drive
300 Boulevard East
200 Paul Avenue
Property Name Location Acquisition Date
% Change in NOI
from later of
Acquisition or IPO
(1)
Year Ended
12/31/07
300 Boulevard East Weehawken, NJ Nov-04 73.8% $11,925,000
1100 Space Park Santa Clara, CA Nov-04 84.9% $6,575,000
200 Paul Avenue San Francisco, CA Nov-04 29.9% $15,125,000
350 East Cermak Road Chicago, IL May-05 111.1% $27,020,000
600 West 7th Street Los Angeles Nov-04 107.2% $11,386,000

DLR Redevelopment Program
Redevelopment inventory totals 2.0
million rsf
(1)
with potential for up to
1.2 million rsf of raised floor
datacenter space
(2)
:
– Approximately 60% of
redevelopment space in income-
producing properties
– Remaining 40% of
redevelopment space in seven
vacant buildings
Redevelopment costs vary by
building:
–
Powered Base Building™
structural upgrades: $35 - $75
(3)
per rsf
–
Turn-Key Datacenter™
and
Build-to-Suit: $520 to $900 per
rsf
(4)
(funding available through
DLR)
(1) As of February 26, 2008.
(2) Assumes datacenter footprint is 60% of rentable square footage.
(3) DLR estimate.
(4) Source: DPR Construction, Inc. (October 2007).
DLR management selectively targets supply constrained markets for redevelopment opportunities.

Redevelopment Program Progress Report
Construction projects currently underway in 10 U.S. and European markets totaling approximately 637,000 rentable square feet of Turn-Key
Datacenter™
and Build-to-Suit space
(1)
DLR’s Turn-Key Datacenters™
– Move-in ready, physically secure facilities with redundant power and cooling capabilities
– Measuring 8,000 –
12,000 square feet of raised-floor featuring DLR’s POD Architecture™
Stabilized income projected over the next 24 months
(1) As of December 31, 2007
Clonshaugh Industrial Estate, Dublin

Cost Per Gross Square Foot
Low High
Land
(1)
$25 $75
Base Building
Building Shell
$80 $160
Electrical Systems
$280 $460
Mechanical Systems (HVAC)
$125 $215
Datacenter Improvements
Fire Protection
$15 $25
Other Construction / Fees
$100 $200
Sub total $520 $900
Total Development Costs $625 $1,135
Cost Components
Source:  DPR Construction, Inc. based on datacenter projects with improvements similar to DLR (October 2007).
(1) DLR Estimate
Replacement Cost Estimate:
Replacement Cost Illustrates the Value of DLR’s Portfolio

$847.2
$1,044.3
$1,137.4
$1,413.4
$1,508.5
$1,593.6
$1,648.2
$1,794.4
$2,066.2
$2,298.7
$2,457.5
$2,740.2
$2,997.6
$2,535.5
$750
$1,500
$2,250
$3,000
Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07
Proven Track Record: Strong Acquisition Activity
Since its IPO, DLR has more than tripled its total assets through property acquisitions and redevelopment activity.
Total Undepreciated Assets
($000s)

Property Metropolitan Area
Purchase Price
(in millions)
Total Rentable
Square Feet
Total Net
Rentable
Square Feet
Total Square
Feet Held for
Redevelopment
Percentage of
Net Rentable
Square Feet
Occupied
(1)
21110 Ridgetop Northern Virginia $17.2 135,500            135,500        -                         100%
3011 Lafayette Street Silicon Valley $13.7 90,800              -                   90,800                -
44470 Chilum Place Northern Virginia $43.1 95,400              95,400          -                         100%
111 Eighth Avenue
(2)
New York City $24.4 33,700              33,700          -                         91%
Devon Shafron Drive
(3)
Northern Virginia $63.0 432,000            167,000        265,000              100%
Mundells Roundabout
(4)
London, England $31.4 -                   -                   -                         -
210 Tucker St. Louis, MO $20.8
(5)
201,600            139,600        62,000                95%
900 Walnut St. Louis, MO $34.5
(5)
112,300            112,300        -                         99%
1 Savvis Parkway St. Louis, MO $27.7 156,000            156,000        -                         100%
1500 Space Park Drive Silicon Valley $3.7
(6)
49,900              -                   49,900
(8)
-
Cressex 1 London, England $12.7 51,000              -                   51,000                -
Naritaweg 52 Amsterdam, NL $27.0 63,000              63,000          -                         100%
Foxboro Business Park London, England $43.6 147,000            51,000          96,000                100%
Total 2007 Acquisitions $362.8 1,568,200 953,500 614,700
365 South Randolphville Piscataway, NJ $20.2 270,000 -                   270,000 -
Total YTD 2008 Acquisitions $20.2 270,000 -                   270,000
(1) Net rentable square feet figures excludes space held for redevelopment.
(2) A leasehold interest consisting of two suites in 111 8th Ave. (NY) acquired from NYC Connect.
(3) Devon Shafron Drive consists of 43881, 43831 & 43791 Devin Shafron Drive (VA).
(4) 9.4 acre development site in suburban London, England with planning permission for a datacenter facility.
(5) Includes a $2.3 million earn-out payment made at closing.
(6) DLR owns a 50% ownership interest in a consolidated joint venture which owns this property. At the time of acquisition, the property was encumbered by $5.5 million of debt, which DLR guaranteed along with its joint venture partner.
(7) Includes land that can support the development of datacenter facilities for a potential of up to 290,000 sf.
DLR acquired new properties totaling approximately $363 million in 2007.
2007 & YTD 2008 Acquisition Activity

3.5%
4.6%
8.5%
15.1%
1.5%
4.6%
4.7%
16.5%
7.9%
5.2%
22.6%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Thereafter
DLR’s Model Features Long-Term, Stable Leases
The stability of our long-term leases complements our growth.
Note: Excludes vacant square footage of 0.6 million square feet and 1.8 million square feet of space held for redevelopment as of December 31, 2007.
Lease Expiration as a Percentage of Net Rentable Square Feet
16.6% through 2010
The weighted average remaining lease term is 7.7 years.
Leases typically contain 3% annual rent bumps.

$0.30
$0.37
$0.35
$0.36 $0.36
$0.38
$0.41
$0.48
$0.50
$0.51 $0.51
$0.53
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
$25.2
$31.1
$33.7
$35.7
$36.6
$38.9
$44.5
$50.4
$54.9 $55.0
$57.1
$59.3
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
(1) FFO, AFFO, Adjusted EBITDA and NOI are non-GAAP financial measures. For a description of FFO, AFFO, Adjusted EBITDA and NOI see page 27. FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit. AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit. For a description of FFO and AFFO see page 27. For a reconciliation to net income see pages 28 & 29.
(2) Adjusted EBITDA for the three months ended March 31, 2007 excludes a gain on sale for 100 Technology Center Drive and 4055 Valley View Lane of approximately $18.0 million. Including this gain
Adjusted EBITDA was $72.9 million for three months ended March 31, 2007.  Adjusted EBITDA for the three months ended September 30, 2006 excludes a gain on sale for 7979 East Tufts Avenue of $18.0 million. Including this gain, EBITDA was $62.5 million for three months ended September 30, 2006. EBITDA for all periods presented above includes the results of 7979 East Tufts Avenue, a property which we classified as held for sale and which we sold on July 12, 2006.
(3)
Based on most recent quarterly dividend annualized.  Dividend yield based on February 28, 2008 closing stock price of $36.98.
DLR Financial Overview
Increasing NOI
(1)
– $ 66.8 million in 4Q07, +2.9% from $ 64.9 million in 3Q07 and +22.1% from $54.7 million in 4Q06
Well supported dividend
– 3.4% yield
(3)
– FFO / AFFO payout ratio
(1)
of 59% / 84% for 4Q07
– Increased quarterly common dividend +8.0% each year since IPO
Strong and Consistent Earnings Growth
(1)(2)
Adjusted EBITDA
FFO per diluted share and unit
(1)

DLR Capital Raising Activities
Proven access to capital
– YTD 2008
Issued 13.8 million shares of 5.500% convertible preferred
stock, resulting in $333.6 million of net proceeds: 17.5%
premium
– 2007
Issued 4.025 million shares of common stock, resulting in
$150.4 million of net proceeds
Entered into enhanced $650 million revolving credit facility
– Increased size from $500 million
– Reduced applicable margin ranges by 12.5 to 25 basis points
– Extended maturity to 2010
– Modified covenants to enhance financial flexibility
Issued 7.0 million shares of 4.375% convertible preferred stock, resulting in $169.1 million of net proceeds: 20% premium
Sold two non-core assets resulting in a total gain on sale of
$18.0 million
Raised approximately $3.0 billion of capital since IPO

DLR 2008 Guidance
(1)
(1) Based on third quarter 2007 earnings conference call dated November 7, 2007.
(2) FFO and AFFO are non GAAP financial measures. For a description of FFO and AFFO see page 27. For a reconciliation to net income see pages 28 & 29.
Internal Growth
10.2% to 15.0%
FFO
(2)
Per Share Growth
Leasing  Assumptions
890,000 to  990,000 sq ft of
Turn-Key Datacenter™ &
Powered Base Building™ space
(average gross rent $90 / sq ft)
100,000 to 125,000 sq ft of basic
commercial space (average
gross rent $19 / sq ft)
Acquisitions Assumptions
$300 - $350 million
o
$100 to $150 million of vacant
properties for redevelopment
o
$200 million of income
producing properties at an
average cap rate of 8.00%
External Growth
2.5% to 3.8%
FFO
(2)
Per Share Growth
12.7% to 18.8%
Overall Projected FFO
(2)
Per
Share Growth
• Capital Expenditure for redevelopment of $340 million
• Total G&A of $44 million
2008 projected FFO
(2)
per share guidance: $2.30 to $2.40:

Equity, 59.1%
Fixed Rate
Debt, 24.7%
Preferred,
15.2%
Variable Rate
Debt, 1.0%
DLR Employs a Conservative Capital Structure
Weighted average cost of
debt: 5.80%
(5)
; approximately
96% fixed rate debt
(6)
Coverage ratios
(7)
:
– Debt service:  3.4x
– Fixed charge: 2.4x
Dividend Yield
(1)
/ Rate:  3.4% / $1.24
(1) Based on 72.1 million shares & OP units outstanding and $36.98 share price as of close of market as of February 28, 2008, equal to $2.7 billion in equity.
(2) Excludes $1.7 million of unamortized debt premium for 1125 Energy Park Drive & 731 East Trade Street.
(3) Reflects revolving credit facility balance of $41.43 million as of February 28, 2008.
(4) Includes $175 million of 4.375% convertible preferred stock issued in April 2007 and the $345 million of 5.500% convertible preferred stock issued in February 2008.
(5) Excluding the equity component of the exchangeable debt, the weighted average cost of debt is 5.62%.
(6) Includes $172.5M of exchangeable debt and $257.4M of swapped floating rate debt. Percentage of fixed rate debt will fluctuate materially based on the balance of the revolving credit facility.
(7) As of December 31, 2007; debt service coverage ratio is Adjusted EBITDA divided by cash interest expense; fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.  See page 27 for a description of Adjusted EBITDA and pages 28 & 29 for a reconciliation of Adjusted EBITDA, cash interest expense and fixed charge coverage ratio.
Pro forma for the February 2008 convertible preferred offering, debt service coverage ratio would be 4.1x and our leverage ratio would be 23.1%; fixed charge would not change.
DLR Current Capital Structure
Total Market Capitalization
(1)
$4,511.2 million
(3)
(2)
(4)
(1)

Definition of non-GAAP financial measures
This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.
Funds from Operations (FFO)
We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT.
FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.  Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that,when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as awidely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.
Adjusted Funds From Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) non cash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Net Operating Income (NOI) and Cash NOI
NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income as measures of our performance.
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)
We present Earnings Before Interest Taxes Depreciation and Amortization or EBITDA as a supplemental operating measure because, because in excluding interest, taxes, depreciation and amortization, it permits investors to view income from operations without the impact of the cost of debt, non cash depreciation and amortization and taxes. We also believe that, as a widely recognized measure of the performance of other companies in the data center industry that will be used by investors as a basis to compare our operating performance with that of others in that industry. However, because EBITDA excludes interest, taxes, depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the current level of capital expenditures and other capitalized items, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net income as a measure of our performance.  Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interest.
Each of FFO and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO and Adjusted EBTIDA as a measure of our performance is limited.
Nothing contained herein is intended to revise or confirm the earnings, FFO or acquisition guidance we discussed on our Earnings Conference Call held on
November 7, 2007 and available on our website at www.digitalrealtytrust.com.

Reconciliation of non-GAAP items to their closest GAAP
2008 FFO Reconciliation           (Low - High)
Net income available to common stockholders per diluted share  $0.33 - 0.42
Add: Minority interest                                   $0.01 - 0.02
Real estate depreciation and amortization           $1.96
Projected FFO per diluted share and unit $2.30 – 2.40
Funds from operations
(1)
Q407 Q307 Q207 Q107 FY2007 Q406 Q306 Q206 Q106 FY2006 Q405 Q305 Q205 Q105 FY2005
Net income (loss) available to common stockholders 254 $        (224) $      $2,591 $18,641 $21,262 $2,978 $11,342 $1,650 $1,642 $17,612 $1,157 $1,326 $2,136 $1,468 $6,087
Minority interests in operating partnership including
discontinued operations 28 (27) 310 3,762 4,073 1,276 8,464 1,340 1,846 12,926 1,338 1,628 3,143 2,159 8,268
Real estate related depreciation and amortization
(2)
37,673 35,216 31,708 29,643 134,240 28,055 24,454 20,238 18,185 90,932 18,781 16,929 14,318 12,143 62,171
Real estate related depreciation and amortization related
to investment in unconsolidated joint venture
919 969 1,010 1,036 3,934 796 - - - 796 - - - - -
Gain on sale of assets
- - - (18,049) (18,049) (80) (18,016) - - (18,096) - - - - -
Funds from operations (FFO) $38,874 $35,934 $35,619 $35,033 $145,460 $33,025 $26,244 $23,228 $21,673 $104,170 $21,276 $19,883 $19,597 $15,770 $76,526
Funds from operations (FFO) per diluted share $       0.53 $       0.51 $   0.51 $    0.50 $     2.05 $   0.48 $    0.41 $   0.38 $   0.36 $     1.63 $    0.36 $    0.35 $   0.37 $    0.30 $    1.37
Net income (loss) per diluted share available to common
stockholders
$           - $          - $   0.04 $    0.32 $     0.36 $   0.06 $    0.30 $   0.05 $   0.06 $     0.47 $    0.04 $    0.05 $   0.10 $    0.07 $    0.25
Funds from operations (FFO) $38,874 $35,934 $35,619 $35,033 $145,460 $33,025 $26,244 $23,228 $21,673 $104,170 $21,276 $19,883 $19,597 $15,770 $76,526
Non real estate depreciation 145 129 124 135 533 118 285 37 71 511 23 28 10 - 61
Amortization of deferred financing costs 1,149 1,682 1,321 1,389 5,541 1,115 916 937 795 3,763 793 790 707 675 2,965
Non cash compensation 1,134 1,103 836 507 3,580 491 430 435 431 1,787 335 50 44 52 481
Loss from early extinguishment of debt - - - - - 6 40 425 57 528 896 - - 125 1,021
Straight line rents (7,303) (7,204) (5,770) (5,111) (25,388) (5,810) (3,856) (4,233) (3,843) (17,742) (4,172) (3,815) (2,483) (2,553) (13,023)
Above and below market rent amortization (2,617) (2,691) (2,578) (2,338) (10,224) (2,238) (2,837) (1,504) (433) (7,012) (632) (416) (230) (439) (1,717)
Capitalized leasing compensation (416) (300) (175) (175) (1,066) (217) (185) (888) (764) (2,054) (105) (549) (127) - (781)
Recurring capital expenditures and tenant improvements (1,200) (2,765) 99 (393) (4,259) (2,574) (344) (338) (904) (4,160) (1,406) (240) (732) (519) (2,897)
Capitalized leasing commissions (2,705) (1,389) (3,836) (439) (8,369) (3,716) (1,523) (1,682) (265) (7,186) (1,535) (757) (579) (180) (3,051)
Adjusted funds from operations
(1)
$27,061 $24,499 $25,640 $28,608 $105,808 $20,200 $19,170 $16,417 $16,818 $72,605 $15,473 $14,974 $16,207 $12,931 $59,585
(2) Real estate depreciation and amortization was computed as follows:
Q407 Q307 Q207 Q107 FY2007 Q406 Q306 Q206 Q106 FY2006 Q405 Q305 Q205 Q105 FY2005
Depreciation and amortization per income statement $37,818 $35,345 $31,832 $29,399 $134,394 $27,290 $23,768 $18,534 $16,537 $86,129 $17,061 $15,340 $12,733 $10,567 $55,701
Depreciation and amortization of discontinued operations - - - 379 379 883 971 1,741 1,719 5,314 1,743 1,617 1,595 1,576 6,531
Non real estate depreciation (145) (129) (124) (135) (533) (118) (285) (37) (71) (511) (23) (28) (10) - (61)
$37,673 $35,216 $31,708 $29,643 $134,240 $28,055 $24,454 $20,238 $18,185 $90,932 $18,781 $16,929 $14,318 $12,143 $62,171
Weighted-average shares outstanding - diluted 73,310 69,937 70,229 69,831 70,806 69,213 64,397 60,959 59,874 63,870 59,248 57,526 53,106 53,057 55,761
(1) Funds from operations and Adjusted Funds from operations for all periods presented above includes the results of properties sold in 2006 and 2007; 7979 East
Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

Reconciliation of non-GAAP items to their closest GAAP
Cash interest expense and fixed charges (including discontinued operations)
Q407 Q307 Q207 Q107 FY2007 Q406 Q306 Q206 Q106 FY2006 Q405 Q305 Q205 Q105 FY2005
Total GAAP interest  expense (including
discontinued operations) $15,863 $16,683 $15,142 $17,323 $65,011 $14,569 $14,533 $12,181 $11,388 $52,671 $10,988 $10,724 $9,289 $8,121 $39,122
Capitalized interest
4,215 3,096 2,792 1,507 11,610 1,114 917 1,058 762 3,851 279 - - - 279
Change in accrued interest  and  other noncash
amounts (2,755) (315) (3,575) (948) (7,593) (3,206) (2,590) 57 (1,906) (7,645) (1,660) (777) (1,203) (705) (4,345)
Cash interest  expense 17,323 19,464 14,359 17,882 69,028 12,477 12,860 13,296 10,244 48,877 9,607 9,947 8,086 7,416 35,056
Scheduled debt  principal payments and  preferred
dividends 7,516 7,215 6,902 5,085 26,718 5,063 4,960 4,567 4,869 19,458 4,914 5,072 4,180 3,109 17,275
Total fixed charges $24,839 $26,679 $21,261 $22,967 $95,746 $17,540 $17,820 $17,863 $15,113 $68,335 $14,521 $15,019 $12,266 $10,525 $52,331
Reconciliation of EBITDA
Q407 Q307 Q207 Q107 FY2007 Q406 Q306 Q206 Q106 FY2006 Q405 Q305 Q205 Q105 FY2005
Net income (loss) available to common
stockholders
254 $     (224) $    $2,591 $18,641 $21,262 $2,978 $11,342 $1,650 $1,642 $17,612 $1,157 $1,326 $2,136 $1,468 $6,087
Interest 15,863 16,683 15,142 17,323 65,011 14,569 14,533 12,181 11,388 52,671 10,988 10,724 9,289 8,121 39,122
Depreciation and amortization 37,818 35,345 31,832 29,778 134,773 28,173 24,739 20,275 18,256 91,443 18,804 16,957 14,328 12,143 62,232
EBITDA 53,935 51,804 49,565 65,742 221,046 45,720 50,614 34,106 31,286 161,726 30,949 29,007 25,753 21,732 107,441
Gain on sale of  assets, net  of  minority interests - - - 15,019 15,019 56 10,318 - - 10,374 - - - - -
EBITDA, less effect   of  gain on sale of  assets $53,935 $51,804 $49,565 $50,723 $206,027 $45,664 $40,296 $34,106 $31,286 $151,352 $30,949 $29,007 $25,753 $21,732 $107,441
Reconciliation of Adjusted EBITDA
Q407 Q307 Q207 Q107 FY2007 Q406 Q306 Q206 Q106 FY2006 Q405 Q305 Q205 Q105 FY2005
EBITDA $53,935 $51,804 $49,565 $65,742 $221,046 $45,720 $50,614 $34,106 $31,286 $161,726 $30,949 $29,007 $25,753 $21,732 $107,441
Minority interests 28 (27) 310 3,762 4,073 1,276 8,464 1,340 1,846 12,926 1,338 1,628 3,143 2,159 8,268
Preferred stock dividends 5,359 5,359 5,167 3,445 19,330 3,445 3,445 3,445 3,445 13,780 3,445 3,099 2,199 1,271 10,014
Adjusted EBITDA 59,322 57,136 55,042 72,949 244,449 50,441 62,523 38,891 36,577 188,432 35,732 33,734 31,095 25,162 125,723
Gain on sale of  assets - - - 18,049 18,049 80 18,016 - - 18,096 - - - - -
Adjusted EBITDA, less effect of gain on sale of
assets
$59,322 $57,136 $55,042 $54,900 $226,400 $50,361 $44,507 $38,891 $36,577 $170,336 $35,732 $33,734 $31,095 $25,162 $125,723
Reconciliation of Net Operating Income (NOI)
Q407 Q307 Q207 Q107 FY2007 Q406 Q306 Q206 Q106 FY2006 Q405 Q305 Q205 Q105 FY2005
Operating income 20,958 $ 21,425 $ 22,541 $ 21,965 $ 86,889 $  20,943 $ 18,451 $ 17,787 $ 17,388 $ 74,569 $  15,734 $ 15,986 $ 15,776 $ 12,091 $ 59,587 $
Less:
Other revenue (240) (154) (247) - (641) (197) - - (168) (365) (1,432) (265) (3,832) (300) (5,829)
Add:
Depreciation and amortization 37,818 35,345 31,832 29,399 134,394 27,290 23,768 18,534 16,537 86,129 17,061 15,340 12,733 10,567 55,701
General and administrative 8,159 7,775 8,456 7,210 31,600 6,535 4,986 4,674 4,246 20,441 4,425 3,324 2,453 2,413 12,615
Other expenses 101 495 128 188 912 173 607 150 181 1,111 73 106 961 477 1,617
Net Operating Income 66,796 $ 64,886 $ 62,710 $ 58,762 $ 253,154 $ 54,744 $ 47,812 $ 41,145 $ 38,184 $ 181,885 $ 35,861 $ 34,491 $ 28,091 $ 25,248 $ 123,691 $